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Exhibit 10.1

NOTICE OF AWARD

State of Missouri
Office of Administration
Division of Purchasing and Materials Management
PO Box 809
Jefferson, City, MO 65102
http://www.oa.mo.gov/purch

CONTRACT NUMBER C306118005	CONTRACT TITLE Medicaid Managed Care-Eastern Region
AMENDMENT NUMBER Amendment #005	CONTRACT PERIOD July 1, 2007 through June 30, 2008
REQUISITION NUMBER NR 886 25758003595	VENDOR NUMBER 3640504950 1
CONTRACTOR NAME AND ADDRESS HARMONY HEALTH PLAN, INC. 23 PUBLIC SQUARE SUITE 400 BELLEVILLE, IL 62220	STATE AGENCY NAME AND ADDRESS Dept of Social Services Division of Medical Services P.O Box 6500 Jefferson City, MO 65102
ACCEPTANCE BY THE STATE OF MISSOURI AS FOLLOWS: Contract C306118005 is hereby amended pursuant to the attached Amendment #005 dated 9/24/07
BUYER Laura Ortmeyer	BUYER CONTACT INFORMATION Email: laura.ortmeyer@oa.mo.gov Phone: (573) 751-4579 Fax (573) 526-9817
SIGNATURE OF BUYER /s/ Laura Ortmeyer	DATE 9/25/07
DIRECTOR OF PURCHASING AND MATERIALS MANAGEMENT /s/ James Miluski James Miluski

STATE OF MISSOURI
OFFICE OF ADMINISTRATION
DIVISION OF PURCHASING AND MATERIALS MANAGEMENT (DPMM)
CONTRACT AMENDMENT

AMENDMENT NO.: 005	REQ NO.: NR 886 25758003595
CONTRACT NO.: C306118005	BUYER: Laura Ortmeyer
TITLE: Medicaid Managed Care – Eastern Region	PHONE NO.: (573) 751-4579
ISSUE DATE: 09/19/07	E-MAIL: laura.ortmeyer@oa.mo.gov

TO:        HARMONY HEALTH PLAN INC
23 PUBLIC SQUARE STE 400
BELLEVILLE IL  62220

RETURN AMENDMENT NO LATER THAN:  SEPTEMBER 24, 2007 AT 5:00 PM CENTRAL TIME

RETURN AMENDMENT TO:
(U.S. Mail) Div of Purchasing & Matls Mgt (DPMM) OR PO BOX 809 JEFFERSON CITY MO 65102-0809	(Courier Service) Div of Purchasing & Matls Mgt (DPMM) 301 WEST HIGH STREET, ROOM 630 JEFFERSON CITY MO 65101-1517

OR FAX TO: (573) 526-9817 (either mail or fax, not both)

DELIVER SUPPLIES/SERVICES FOB (Free On Board) DESTINATION TO THE FOLLOWING ADDRESS:

Department of Social Services, MO HealthNet Division
Post Office Box 6500
Jefferson City MO  65102-6500

SIGNATURE REQUIRED

DOING BUSINESS AS (DBA) NAME Harmony Health Plan of Illinois Inc., d/b/a/ Harmony Health Plan of Missouri	LEGAL NAME OF ENTITY/INDIVIDUAL FILED WITH IRS FOR THIS TAX ID NO. Harmony Health Plan of Illinois, Inc.
MAILING ADDRESS 23 Public Square, Suite 400	IRS FORM 1099 MAILING ADDRESS 200 West Adams Street, Suite 800
CITY, STATE, ZIP CODE Belleville, IL 62220	CITY, STATE, ZIP CODE Chicago, IL 60606

CONTACT PERSON Ms. Tina Gallagher	EMAIL ADDRESS Tina.Gallagher@wellcare.com
PHONE NUMBER (800) 608-8158 Ext. 2405	FAX NUMBER (800) 608-8157
TAXPAYER ID NUMBER (TIN) 36-4050495	TAXPAYER ID (TIN) TYPE (CHECK ONE) _X__ FEIN ___ SSN	VENDOR NUMBER (IF KNOWN) 3640504950 1
VENDOR TAX FILING TYPE WITH IRS (CHECK ONE)   (NOTE:  LLC IS NOT A VALID TAX FILING TYPE.)
 _X__ Corporation         ___ Individual         ___ State/Local Government         ___ Partnership         ___ Sole Proprietor         ___Other ________________

AUTHORIZED SIGNATURE /s/ Thaddeus Bereday	DATE September 24, 2007
PRINTED NAME Thaddues Bereday	TITLE Secretary

AMENDMENT #005 CONTRACT C306118005

CONTRACT TITLE: Medicaid Managed Care – Eastern Region

CONTRACT PERIOD: July 1, 2007 through June 30, 2008

The State of Missouri hereby desires to amend the above-referenced contract, as follows.

1.
Effective September 1, 2007, the State of Missouri's medical assistance program on behalf of needy persons shall be known as "MO HealthNet".  All references to Medicaid shall hereinafter be referred to as "MO HealthNet".  The Division of Medical Services (DMS) is hereinafter referred to as the "MO HealthNet Division (MHD)".  Individuals eligible under "MO HealthNet" shall be referred to as participants.

2.	Subparagraphs a. through c. of paragraph 1.1.1 of the RFP portion of the contract is hereby amended effective January 1, 2008 as follows:

1.1.1
This document constitutes a request for competitive, sealed proposals from the health plan provider community for becoming providers in the Missouri managed care program, hereinafter referred to as "MC+ managed care" in the following regions of the State of Missouri:

a.
Central Region: Audrain, Benton, Boone, Callaway, Camden, Chariton, Cole, Cooper,   Dallas, Gasconade, Hickory, Howard, Laclede, Linn, Macon, Maries, Marion, Miller, Moniteau, Monroe, Montgomery, Morgan, Osage, Pettis, Phelps, Pulaski, Ralls, Randolph, Saline and Shelby counties.

b.	Eastern Region: Crawford, Franklin, Iron, Jefferson, Lincoln, Madison, Perry, Pike, St. Charles, St. Francois, Ste. Genevieve, St. Louis, Warren and Washington counties and St. Louis City.

c.	Western Region: Bates, Cass, Cedar, Clay, Henry, Jackson, Johnson, Lafayette, Platte, Polk, Ray, St. Clair, and Vernon counties.

3.	Paragraph 1.5.1 of the RFP portion of the contract is hereby amended effective January 1, 2008 as follows:

1.5.1
Effective July 1, 2006, the State of Missouri will continue a health care delivery program in Audrain, Boone, Callaway, Camden, Cass, Chariton, Clay, Cole, Cooper, Franklin, Gasconade, Henry , Howard, Jackson, Jefferson, Johnson, Lafayette, Lincoln, Miller, Moniteau, Monroe, Montgomery, Morgan, Osage, Pettis, Platte, Randolph, Ray, Saline, St. Charles, St. Clair, St. Francois, Ste, Genevieve, St. Louis, Warren and Washington counties and St. Louis City to serve MC+ managed care eligibles meeting specified eligibility criteria.  Effective January 1, 2008, the State of Missouri will introduce the MC+ Managed Care Program in twenty-one (21) counties contiguous to the existing MC+ Managed Care regions.  The new counties are:  Bates, Benton, Cedar, Crawford, Dallas, Hickory, Iron, Laclede, Linn, Macon, Madison, Maries, Marion, Perry, Phelps, Pike, Polk, Pulaski, Ralls, Shelby, and Vernon.  The goal is to improve the accessibility and quality of health care services for Missouri's MC+ managed care and State aid eligible populations, while controlling the program's rate of cost increase.

4.	Paragraph 2.1.3 and subparagraphs a. through j. of the RFP portion of the contract is hereby amended and subparagraphs k. through o. are hereby added effective January 1, 2008 as follows:

2.1.3
The health plan awarded a contract for the Eastern region shall provide services to individuals determined eligible by the state agency for the Missouri MC+ Managed Care Program in all of the following fifteen areas in the State of Missouri:

a.	Crawford County
b.	Franklin County
c.	Iron County
d.	Jefferson County
e.	Lincoln County
f.	Madison County
g.	Perry County
h.	Pike County
i.	St. Charles County
j.	St. Francois County
k.	Ste. Genevieve County
l.	St. Louis County
m.	Warren County
n.	Washington County
o.	St. Louis City

5.	Paragraph 2.1.4 and subparagraphs a. through r. of the RFP portion of the contract is hereby amended and subparagraphs s. through dd. are hereby added effective January 1, 2008 as follows:

2.1.4
The health plan awarded a contract for the Central region shall provide services to individuals determined eligible by the state agency for the Missouri MC+ Managed Care Program in all of the following thirty areas in the State of Missouri:

a.	Audrain County
b.	Benton County
c.	Boone County
d.	Callaway County
e.	Camden County
f.	Chariton County
g.	Cole County
h.	Cooper County
i.	Dallas County
j.	Gasconade County
k.	Hickory County
l.	Howard County
m.	Laclede County
n.	Linn County
o.	Macon County
p.	Maries County
q.	Marion County
r.	Miller County
s.	Moniteau County
t.	Monroe County
u.	Montgomery County
v.	Morgan County
w.	Osage County
x.	Pettis County
y.	Phelps County
z.	Pulaski County
aa.	Ralls County
bb.	Randolph County
cc.	Saline County
dd.	Shelby County

6.	Paragraph 2.1.5 and subparagraphs a. through i. of the RFP portion of the contract is hereby amended and subparagraphs j. through m. are hereby added effective January 1, 2008 as follows:

2.1.5
The health plan awarded a contract for the Western region shall provide services to individuals determined eligible by the state agency for the Missouri MC+ Managed Care Program in all of the following thirteen areas in the State of Missouri:

a.	Bates County
b.	Cass County
c.	Cedar County
d.	Clay County
e.	Henry County
f.	Jackson County
g.	Johnson County
h.	Lafayette County
i.	Platte County
j.	Polk County
k.	Ray County
l.	St. Clair County
m.	Vernon County

7.	Paragraph 2.4.6 of the RFP portion of the contract is hereby amended effective July 1, 2007 as follows:

2.4.6
Pharmacy Dispensing Fee:  The health plan shall pay a pharmacy dispensing fee of $4.84 to each qualifying pharmacy for the first 1,000 prescriptions filled in any calendar quarter.  The reimbursement of a pharmacy dispensing fee shall be available only to corporations, partnerships, or individual proprietorships with less than 25 employees who operate pharmacies or pharmacy franchises and to public health entities owned and operated by a state, county or local government agency and where the entity is a hospital which qualifies as a first-tier 10% add-on disproportionate share hospital in accordance with 13 CSR 70-15.010.  The health plan shall identify its pharmacies that qualify.  The health plan shall supply the state agency with a list of those pharmacies identified to qualify for a pharmacy dispensing fee reimbursement upon request.

8.	Paragraph 2.4.9 of the RFP portion of the contract is hereby amended and subparagraphs a. through c. are hereby added effective July 1, 2007 as follows:

2.4.9
The health plan shall maintain the fee schedule for office visit services and dental services located in Attachment 14 at no lower than the Medicaid fee-for-service fee schedule in effect the time of service.  The fee schedule for office visit services included in Attachment 14 are for dates of services July 1, 2006 through June 30, 2007.

a.
The Missouri 94th General Assembly approved a statutory change for the state agency to develop a four-year plan to achieve parity with Medicare reimbursement rates for physicians which was signed by the Governor on July 2, 2007.  The statutory change affects MC+ Managed Care reimbursement rates.

b.
A physician fee increase will be implemented effective July 1, 2007.  Physician reimbursement rates that are currently less than 55% of the Medicare reimbursement rate will increase to 55%, physician reimbursement rates currently at 55% will remain unchanged, and physician reimbursement rates currently more than 55% will be increased by 10%, but shall not exceed the Medicare rate.  The state agency’s Online Fee-For-Service Fee Schedule is available electronically at:  http//www.dss.mo.gov/mhd/providers/pages/cptagree.htm.

c.
Effective July 1, 2007, the health plan shall increase the rates for physician services provided to MC+ enrollees in accordance with the fee-for-service rate increases.  The health plan's capitation rates will be increased July 1, 2007 to reflect the increases for physician services.  The health plan shall request and receive proof from its health care services subcontractors that these increases have been passed on to providers beginning July 1, 2007.  Such proof shall be provided to the state agency upon request.

9.	Paragraph 2.7.1 r. of the RFP portion of the contract is hereby amended effective September 1, 2007 as follows:

r.
Durable medical equipment (including but not limited to: orthotic and prosthetic devices, respiratory equipment and oxygen, enteral and parenteral nutrition, wheelchairs and walkers, and diabetic supplies and equipment);

10.	Paragraph 2.7.3 e. of the RFP portion of the contract is deleted effective September 1, 2007.

11.	Paragraph 2.28.2 d. and subparagraphs 1) and 2) of the RFP portion of the contract is hereby amended effective July 1, 2007 as follows:

d.
The first time a health plan achieves an average of low with a value of one (1), the state agency shall notify the health plan of the health plan's rating and shall give the health plan ten (10) working days to develop an acceptable action plan to improve the substandard performance.

1)
If the health plan submits an action plan for correcting the rating and if the plan is acceptable to the state agency, no action shall be taken at that time, provided the health plan implements the corrective action plan as approved by the state agency.

2)
If the health plan fails to submit an action plan within ten (10) working days or the health plan does not implement the corrective action plan within the time frame stated in the action plan, the state agency shall inform enrollees in enrollment materials that the health plan failed to achieve the minimum performance standard.

12.	Attachment 1 is hereby revised effective July 1, 2007.

13.	Attachment 3 is hereby revised effective September 1, 2007.

14.	Attachment 5 is hereby revised effective January 1, 2008.

15.	Attachment 9 is hereby revised effective July 1, 2007.

16.	Attachment 13 is hereby revised effective July 1, 2007.

17.	Attachment 14 is hereby revised effective July 1, 2007.

The contractor shall indicate in Column 2 on the attached Pricing page, any changes to the firm, fixed prices of the contract for performing the required services in accordance with the terms, conditions, and provisions of the contract, including the above stated changes.  The contractor's firm, fixed PMPM Net Capitation Rate for Each Category of Aid (COA) Rate subgroup must not exceed the State's Maximum Net Capitation Rate listed in Column 1.

All other terms, conditions and provisions of the contract shall remain the same and apply hereto.

The contractor shall sign and return this document, on or before the date indicated, signifying acceptance of the amendment.

5.3 East Region - Firm Fixed Net Capitation Pricing Page

July 1, 2007
			Column 1	Column 2
Category of Aid	Age	Sex	State's Maximum Net Capitation Rate (Per Member, Per Month)	Firm Fixed Net Capitation Rate (Per Member, Per Month)
1	Newborn < 01	Male and Female	$$868.66	$$868.66
1	01 - 06	Male and Female	$$127.23	$$127.23
1	07 - 13	Male and Female	$$98.89	$$98.89
1	14 - 20	Female	$$310.96	$$310.96
1	14 - 20	Male	$$127.02	$$127.02
1	21 - 44	Female	$$423.51	$$423.51
1	21 - 44	Male	$$192.66	$$192.66
1	45 - 99	Male and Female	$$442.89	$$442.89
4	00 - 20	Male and Female	$$234.35	$$234.35

5	00 - 06	Male and Female	$$155.61	$$155.61
5	07 - 13	Male and Female	$$119.20	$$119.20
5	14 - 18	Male and Female	$$177.30	$$177.30

January 1, 2008
			Column 1	Column 2
Category of Aid	Age	Sex	State's Maximum Net Capitation Rate (Per Member, Per Month)	Firm Fixed Net Capitation Rate (Per Member, Per Month)

1	Newborn < 01	Male and Female	$$905.59	$$905.59
1	01 - 06	Male and Female	$$130.22	$$130.22
1	07 - 13	Male and Female	$$102.62	$$102.62
1	14 - 20	Female	$$319.80	$$319.80
1	14 - 20	Male	$$131.24	$$131.24
1	21 - 44	Female	$$436.19	$$436.19
1	21 - 44	Male	$$199.49	$$199.49
1	45 - 99	Male and Female	$$457.88	$$457.88
4	00 - 20	Male and Female	$$244.13	$$244.13

5	00 - 06	Male and Female	$$159.93	$$159.93
5	07 - 13	Male and Female	$$124.16	$$124.16
5	14 - 18	Male and Female	$$183.21	$$183.21